Jefferies Consumer Finance Summit   December 2020

Disclaimer   2   IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only.   Forward-Looking Statements   This presentation contains forward-looking statements. These forward-looking statements include assumptions about size of addressable markets; financial performance of our Canadian business for the remainder of 2020 and 2021;   growth opportunities across our business, including earnings growth through our relationship with Stride Bank and the timing of the expected expansion of the product; customer demand trends; opportunities created by a changing   competitive landscape; impacts of COVID-19 resurgence and level of customer assistance requests, opportunities from ancillary card products and Katapult; our outlook for fourth quarter performance, including AR growth, NCO rates,   AEBITDA and contributions from Katapult; the resiliency of our business model, funding sources, liquidity and leverage; and our belief that we are well positioned to manage through COVID-19 and to grow after the crisis abates. In addition,   words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to   identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions and judgments, including the effects on our business of COVID-19, its impact on our ability to continue to service   our customers, our revenue and overall financial performance and the manner in which we are able to conduct our operations, increases in charge-offs in light of the impact of COVID-19, our ability to execute on our business strategy and   our ability to accurately predict our future financial results. These assumptions and judgments may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and   unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are important factors both within and outside of our control that could cause our actual results to differ   materially from those in the forward-looking statements. These factors include the impact of COVID-19 on the macro-economic environment and how that may impact our customers and other parties with whom we do business, our   dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired   businesses; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; actions of regulators and the negative impact of those actions on our business; our   ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our   prospective or existing customers; inaccurate information supplied by customers or third parties could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties   who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions   providers; disruption caused by employee or third-party theft and errors in our stores as well as other factors discussed in our filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not   place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to provide guidance for future periods as is included in this presentation and no obligation to update, amend or clarify   any forward-looking statement for any reason.   Non-GAAP Financial Measures   In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain   non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items);   Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are   intended as a supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross   Combined Loans Receivable and Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing   the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted   Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net earnings, cash flows provided by operating activities or any other measure prescribed by   GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the   Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more   consistent because they remove items that do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans   Receivable and Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and   Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and   Adjusted Return on Average Assets should not be considered as measures of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management   compensates for these limitations by reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets as   supplemental measures. Reconciliations of non-GAAP metrics utilized in this presentation to their closest GAAP measures can be found in slides 34 – 38.   The presentation is confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. This document may not be removed from the premises, and   by accepting this document and attending the presentation, you agree to be bound by the foregoing limitations. If this document has been received in error it must be returned immediately to us.

3   Company Introduction

CURO: Powering Innovation for Non-prime Consumers   4   SERVING THE   EVOLVING NEEDS   OF THE NON-PRIME   CUSTOMER   Differentiated, omni-channel   platform, with balanced   store / online mix   Recession-resilient business –   strong financial position and   diversified funding sources   Revolve bank account product   and bank-sponsored Verge Credit   product expand growth   opportunities   Experienced management and   flexible platform allows for quick   product transitions   Proprietary credit decisioning   model, with a 20+ year track   record of profitability across   credit cycles   Multi-faceted marketing   approach and   sophisticated customer   analytics   Strong competitive   position in attractive and   stable markets

CURO at a Glance   5   Canada Lending Business   202 stores in seven provinces; online in five provinces   Focused on open-end loans since 2018   Stable regulatory environment   Only two competitors at scale; continuing to build market share   U.S. Lending Business   Online in 33 states; 210 stores in 14 states   Market leader based on revenue in fragmented market with diverse   product set   Expanding footprint with Verge Credit   Key Non-lending Products   Revolve mobile app-enabled virtual checking account with FDIC-insured   deposits allows customers to build banking history; Opt+ reloadable debit card   415,000 active accounts in our Opt+ and Revolve programs as of October   2020 with over $6 million of TTM revenue   Payment protection insurance in Canada   47.6% ownership of Katapult, a rapidly growing and profitable virtual lease-   to-own platform for online, brick and mortar and omni-channel retailers   Strong and Expanding Portfolio of Brands Business Overview   Founded in 1997, CURO is a tech-enabled, multi-channel and multi-product consumer finance company serving a wide   range of non-prime consumers in the U.S. and Canada, and a market leader in the industry based on revenues

CURO’s Place in the Alternative Financial Product Market   6   (1) TransUnion’s consumer credit database as of June 30, 2020   (2) Based on TransUnion’s estimated average balances of $4,200 for subprime and $6,800 for near prime consumers   (3) Deloitte publication “The DNA of Digital Challenger Banks,” Q3 2020   CURO’s lending businesses participate in large and growing markets; Revolve operates in the challenger-bank space   and is focused on customers who already use our lending products   $215.4 Million   $732.2 Million   Over 25,000 Active   Accounts   TTM   Revenue   Key   Competitors   Addressable   Market   Total installment loan   market estimated at   ~C$175 billion; a third of   Canada’s 30 million active   consumers have “below-   prime” credit scores (1)   US Unsecured personal   loan balances in the US of   $156 billion result in an   estimated addressable   market of ~$47 billion (1,2)   Challenger banks in U.S.   lag other countries, but is   rapidly expanding (3)   Recent valuations at $500-   $1,000 per active account   Canada Lending Business   U.S. Lending Business

Single-pay   Secured   Installment   Unsecured   Installment (2)   Open-end   (Line Of Credit)   Comprehensive Product Offerings and Diversified Revenue(1)   7   (1) As of 9/30/20   (2) All data includes Verge Credit, originated by Stride Bank.   (3) Includes CSO loans.   (4) Weighted average of the contractual interest rates for the portfolio as of 9/30/20. Excludes CSO.   Q3 2020 Channel Distribution (1)   (% of revenue)   Channel   Average   Loan Size   Duration   Pricing   Loans   Receivable   Online & in-store:   8 U.S. states and Canada   $936   Revolving /   Open-ended   Daily interest rates ranging from   0.13% in Canada and 0.55%   to 0.99% in the U.S.   $322 million   Online & in-store:   25 U.S. states and Canada   $627 (3)   Up to 60 months   16.1%   $124 million (3)   Average monthly   interest rate (4)   $1,202 (3)   Online & in-store:   7 U.S. states   Up to 24 months   12.8%   $50 million (3)   Average monthly   interest rate (3)   $315   Online and in-store:   11 U.S. states & Canada   Up to 62 days   Fees ranging from $13   to $25 per $100 borrowed   $41 million   51%   49%   Online   Stores   Increasing Installment & Open-end Focus   (% of revenue)   i   t   19.0%, Installment   51.6%, Installment 50.0%, Installment   8.4%, Open-End   28.9%, Open-End   FY 2010 FY 2016 TTM Q3 2020

$   $200   $400   $600   $800   $1,000   $1,200   2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019   Drive Channel, Product and Geographic Diversification   8   Annual Revenue ($ millions)   Focused Branch Development In U.S.    Company founded with first location in   Riverside, California    Launched analytical brand marketing    Expanded into additional states   Channel, Product and Geographic   Diversification And Development of   Omni-channel Platform    Began offering installment and open-end loans    International expansion to Canada    Built leading online and omni-channel platform   Further Broad Product Diversification   and Brand Development and Market   Focus Revision    Major open-end loan expansion in Canada    Mobile-optimized sites and apps    Investment in alternative products including   Verge, Revolve and Katapult   2018 – Present1997 – 2007 2008 – 2017

Evolving Geographic and Product Mix   9   Loan Balances $   ($ in millions)   Product evolution allows CURO to meet the changing needs and preferences of our customers and adapt to   shifts in the regulatory environment   Loan Balances %   $86.5   $41.3   $201.6   $163.7   $30.5   $56.7   $22.7   $275.5    $-   $100.0   $200.0   $300.0   $400.0   $500.0   $600.0   December 31, 2016 September 30, 2020   U.S. Installment U.S. Open-end Single-Pay Canada Open-end   25.3%   7.7%   59.1%   30.5%   8.9%   10.6%   6.6%   51.3%   0%   10%   20%   30%   40%   50%   60%   70%   80%   90%   100%   December 31, 2016 September 30, 2020   U.S. Installment U.S. Open-end Single-Pay Canada Open-end   $341   $537

$35.5 $60.1   291.4   142.8   $399.9   $481.2   $66.9 $146.6   $1.1   $116.8    $-   $100   $200   $300   $400   $500   $600   $700   $800   $900   $1,000   2016 Revenue TTM 9/30/20 Revenue   Ancillary Single-Pay U.S. Installment   U.S. Open-end Canada Open-end   Evolving Geographic, Channel and Product Mix   10   Mix has shifted towards Open-End loans and Canada matching customer preference and reducing regulatory risk   $795   $947   47.5%52.5%   Online   Store   30.5%   69.5%   Online   Store   ($ in millions)   Product Revenue $ Product Revenue % Revenue Channel as % of Total   TTM 9/30/20   TTM 12/31/16   4.5% 6.3%   36.7%   15.1%   50.3%   50.8%   8.4%   15.5%   0.1%   12.3%   0%   10%   20%   30%   40%   50%   60%   70%   80%   90%   100%   2016 Percent of Total TTM 9/30/20 Percent of Total   Ancillary Single-Pay U.S. Installment   U.S. Open-end Canada Open-end

$0   $50   $100   $150   $200   $250   $300   $350   $400   $450   Open End Single Pay Unsecured Installment   Canadian Product Mix Shift   Creates Value    CURO’s Open-End product is unique in the   Canadian market    Multi-payment loans regulated at the national level    Prescribed APRs result in maximum yield of   approximately 47%    Optional third-party loan protection insurance   product for multi-payment loans (LPP)   – Covers up to six months of payments up to $2,000 for   job loss or disability   – Approximately 64% of customers buy LPP   – Customers have benefited particularly during COVID   11   CURO Provides Product Leadership   Sustained and Diversified Loan Portfolio Growth   Revenue Mix Shift   ($ in millions, USD)   ($ in millions, CAD)   $0   $50   $100   $150   $200   $250   2015 2016 2017 2018 2019 TTM Q3   2020   Open End Single Pay Unsecured Installment Ancillary

Comparative Value in Canadian Market   12   CURO’s Business In Canada Has Been Resilient Through   COVID-19 Impacts   (US $ in millions)   Only two competitors at comparable scale   Best direct comparable company is goeasy Ltd (TSX:GSY)   Stable, federally-defined regulatory market for multi-payment loans = higher multiples than U.S. peers   CURO’s Open-end loans reach both sub-prime and near-prime customers   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slide 36.   (2) Estimates based on company forecasts; Canada Adjusted EBITDA calculated as segment operating income plus $5 million of Depreciation and Amortization, $15 million and $12 million of interest expense in 2020 and 2021, respectively, and   any foreign currency exchange rate impacts   (3) FactSet consensus estimates for goeasy’s Adjusted EPS as of December 8, 2020   $0   $20   $40   $60   $80   $100   $120   $140   $160   $180   2018 2019 2020E 2021E   Net revenue Adj. EBITDA   GSY share price = $86.53 (CAD 12/8/20)   24.3x   16.7x   11.7x   10.6x   0x   4x   8x   12x   16x   20x   24x   2018 2019 2020E 2021E   EPS (3) $3.56 $5.17 $7.38 $8.18   Canadian Competitor GSY P/E Multiples   (2) (2)(1)(1)

Execute on New Growth Opportunities   Launched in Q4 2019   Unsecured Installment loans originated by   Stride Bank   CURO drives customer acquisition and   servicing   Stride Bank licenses CURO’s proprietary   decisioning platform   Significant US market expansion   opportunity   Ramp up expected to drive earnings   growth in 2021+   Currently available in 14 states; expect 18   by end of 2020   Virtual lease-to-own platform for online,   brick and mortar and omni-channel   retailers   Significantly increases retailer sales by   providing payment options for   nonprime customers   Marquee brands and partners, such as   Wayfair, Lenovo and Affirm   As of October 31, 2020, CURO owns   47.6% on a fully-diluted basis   Capitalizing on shift to work- and shop-   from-home   Launched in 2019   Over $155 million deposited to over   35,000 unique accounts through   September 30, 2020   Sponsored by Republic Bank of Chicago;   selling across CURO’s U.S. store network   Virtual checking account with early access   to payroll and overdraft protection   CURO is program manager and controls   pricing, marketing and feature development   13

14   Market Overview

The U.S. Personal Loan Market is Large and Growing   (1) TransUnion’s consumer credit database as of June 30, 2020   (2) Based on TransUnion’s estimated average balances of $4,200 for subprime and $6,800 for near prime consumers   U.S. Consumer Credit Balances at June 30, 2020 (1)   U.S. Unsecured Personal Loan Balances and Consumers (1)   U.S. Unsecured Personal Loan Market (1)   $9,760   $1,461 $1,295   $737 $340 $156 $115   Mortgage Student loan Auto Bankcard HELOC Unsecured   personal loan   Private label   ($ in billions)   $53   $156   10.5   20.0   0   5   10   15   20   25   $0   $20   $40   $60   $80   $100   $120   $140   $160   $180   2Q10 2Q17 2Q18 2Q19 2Q20   Balance ($ B) Number of Consumers (M)   Risk Distribution – U.S. Consumers with Unsecured   Personal Loans (1)   14.1%   18.3%   25.1%   23.8%   18.6%   Super prime Prime plus Prime Near prime Subprime    Unsecured personal loan balances increased at a 10-year CAGR of   11.4% to reach $156 billion as of Q2 2020    20.0 million unsecured personal loan consumers at Q2 2020 compared   to 10.5 million at Q2 2010 (10-year CAGR of 6.7%)    Non-prime customers account for ~42% of unsecured personal loan   consumers, or ~8.4 million consumers    We estimate the U.S. addressable non-prime unsecured personal loan   market at ~$47 billion (2)   (As of June 2020)   15

Large Addressable U.S. Market Remains Underserved   16   (1) In the U.S. (internal / Experian)   (2) May 2019 Federal Reserve System Board of Governors Report on the Economic Well-Being of U.S. Households in 2018   (3) May 2018 Deloitte global consumer survey on digital banking (filtered for U.S. only)   (4) Clarity Services Inc. 2019 Alternative Financial Services Lending Trends; 2014 indexed at 100 for comparative growth illustration; funded loan volume measure in dollars.   (5) April 2018; FICO.   Favorable Customer TrendsLarge Total Addressable Market    Over 100 million potential underbanked borrowers (1)    39% of American adults could not cover an emergency expense of $400   without assistance (2)    80% of respondents in a 2018 study bank online at least monthly   and 71% conduct transactions using a mobile banking app (3)    Preference for installment and open-end loan products   – Funded online installment loans have increased over 600% since   2014 vs. online single-pay loans which have increased   approximately 100% (4)   Providers of Credit to U.S. Population by FICO Band (5)   21.8% 20.2% 16.2%   13.0% 9.6% 8.1% 6.8% 4.2%   > 800 750–799 700–749 650–699 600–649 550–599 500–549 < 500   Over 100 million Americans are underserved by   traditional finance companies   Specialized   consumer lenders   Non-prime   Credit cards   Marketplace   lenders   Credit unionsBanks   Specialized   consumer lenders   Marketplace   lenders   Broker   dealers   Credit   cards

Evolving U.S. Competitive Landscape   17   Online Only Omni-channel   Near   Prime   Non-   Prime   Under-   banked   Branch

7% 15%   26% 30%   36% 39%26%   24%   22% 21%   15% 15%30%   27%   23% 22% 22% 20%   37% 34% 29%   27% 27% 26%   2013 2014 2015 2016 2017 2018   FinTech Traditional Finance Company Credit Union Bank   FinTech is Taking Share From Banks, Credit Unions and   Traditional Finance Companies   18   (1) TransUnion’s consumer credit database as of June 30, 2020   (2) TransUnion’s consumer credit database   (3) Company data and SEC filings for Elevate Credit, Enova International, Oportun, and LendingClub   Fintech Lending Space Remains   Highly Fragmented   Credit   Unions   21%   Banks   27%   Traditional   Finance   Companies   16%   FinTechs   36%   Total Unsecured Personal Loan Balances of $156 billion at Q2 2020   Public   entities   16%   Others   84%   (3)   FinTech Unsecured Personal Loan Balances of $56 billion at Q2 2020   Percentage of Unsecured Personal Loan Balances Originated,   Q1-Q3 Each Year (2)   U.S. Unsecured Personal Loan Lender Market Share by Total Account Balance (1)

Only Two Competitors at Scale in Canada   $1,315   $249   $175   $85 $62   Mortgage Line of Credit Installment Bankcard Auto   The Canadian Consumer Loan Market is Similarly Attractive   19   (1) TransUnion’s consumer credit database   (2) July 6, 2020 Bloomberg article “Subprime Canadian borrowers are weathering the crisis just fine”   (3) Beacon Securities Limited, February 13, 2020   Canada Consumer Credit Balances at June 30, 2020 (1) Canadian Consumer Credit Market Highlights (1)   Canadian Consumers by Risk Tier (1)    Consumer installment balances totaled C$175 billion at Q2 2020    Around a third of Canada’s nearly 30 million active consumers have   “below-prime” credit scores   – Below-prime consumers hold about a fifth, or C$419 billion, of Canada’s   total outstanding household debt (2)   – Below-prime credit addressable market is estimated at ~C$200 billion (3)    Canadian market share is led by CURO’s Cash Money and Lend Direct   brands as well as competitors goeasy and Money Mart   (C$ in billions)   (As of June 2020)   Below-prime   30.4%   Prime   15.7%   Prime plus   15.7%   Super-prime   38.3%

20   Customer Health

0.0%   0.2%   0.4%   0.6%   0.8%   1.0%   1.2%   1.4%   Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020   MORTGAGE LOC AUTO BANKCARD INSTALLMENT   The Consumer is Demonstrating Resiliency   21   Unit Delinquency Rate by Product in Canada (2)   Percent of Balance 90+ Days Delinquent by Loan Type in U.S. (1)   (1) New York Fed Consumer Credit Panel/Equifax   (2) TransUnion’s consumer credit database; delinquency is defined as 60 days past due, except for Bankcard which is 90+ days past due   Delinquency rates remain low in the U.S. and Canada due to government programs and lender hardship assistance   0%   2%   4%   6%   8%   10%   12%   14%   Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020   MORTGAGE HELOC AUTO CREDIT CARD STUDENT LOAN

Stimulus Support Impacts Non-prime Consumers    Lower-income consumers are increasing spending the most despite being the most impacted by job losses    Spending by the unemployed increased by 22% upon receipt of unemployment benefits then declined by 14% in August with   the expiration of the $600 supplement. (1)    The unemployed roughly doubled their liquid savings over the four-month period between March and July 2020 but then spent   two-thirds of the accumulated savings in August alone. (1)   22   (1) JPMorgan Chase Institute, “The unemployment benefit boost: Initial trends in spending and saving when the $600 supplement ended;” October 2020   (2) Opportunity Insights; Consumer spending data based on credit and debit card spending from Affinity Solutions; Employment data based on payroll data from Paychex and Intuit and timesheet data from Kronos   (3) Bureau of Economic Analysis and Moody's Investors Service   Percent Change in Employment (2)Percent Change in Change in Consumer Spending (2)   -40%   -30%   -20%   -10%   0%   10%   Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20   Low Income Middle Income High Income   (Indexed to January 2020)   -50%   -40%   -30%   -20%   -10%   0%   10%   Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20   Low Wage   (<$27K)   Middle Wage   ($27K-$60K)   High Wage   (>$60K)   (Indexed to January 2020)   Year-over-year Percent Change in U.S. Personal Income (3)   Personal income rises as earnings decline   -10%   -5%   0%   5%   10%   15%   20%   25%   Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20   Earnings Current transfer receipts Personal income   Note: Current transfer receipts includes the impact of various stimulus measures

Subprime Credit Card Limits Cut as Banks Tighten    Banks are lowering subprime credit card limits (1)   – Limits for subprime borrowers were cut by 19% in 2Q20 compared to an average reduction of 1.2% across all accounts   – Subprime limits for store credit cards dropped by 24% in 2Q20   – Subprime utilization rates (outstanding balances compared to available credit) are 16x higher than super-prime customers, so these   limit reductions are impactful    The Senior Loan Officer Survey shows credit card standards continuing to tighten (2)   – A net 27% of banks tightened credit card standards in the October survey down from a recent peak of 72% in the July survey   – Credit card charge-offs tend to track changes in credit card standards on a lagged basis   23(1) TransUnion and Bloomberg   (2) The Federal Reserve’s Senior Loan Officer Survey and Charge-Off and Delinquency Rates on Loans and Leases at Commercial Banks   0%   2%   4%   6%   8%   10%   12%   -40%   -20%   0%   20%   40%   60%   80%   1   Q   9   6   1   Q   9   7   1   Q   9   8   1   Q   9   9   1   Q   0   0   1   Q   0   1   1   Q   0   2   1   Q   0   3   1   Q   0   4   1   Q   0   5   1   Q   0   6   1   Q   0   7   1   Q   0   8   1   Q   0   9   1   Q   1   0   1   Q   1   1   1   Q   1   2   1   Q   1   3   1   Q   1   4   1   Q   1   5   1   Q   1   6   1   Q   1   7   1   Q   1   8   1   Q   1   9   1   Q   2   0   % Banks Tightening Standards (4Q forward) Credit card charge-offs (RHS)   -25%   -20%   -15%   -10%   -5%   0%   5%   Subprime Near Prime Prime Prime Plus Super Prime Total   Note: Scores based on TransUnion's VantageScore. Subprime = 300-600, near prime = 601-660,   prime = 661-720, prime plus = 721-780, super prime = 781-850   Banks are Tightening Credit Card Standards (2)Change in Credit Card Limits During 2Q20 (1)

Consumer Spending/Activity Stabilizing After Rebounding Off the Lows   24   (1) Opportunity Insights based on data from Affinity Solutions; change in average consumer credit and debit card spending, indexed to January 2020   (2) Apple Maps Mobility Trends Report   (3) The Dallas Fed Mobility and Engagement Index based on geolocation data collected from a large sample of mobile devices to gain insight into the economic impact of COVID-19   (4) OpenTable; the state of the restaurant industry   Change in Direction Requests Since 1/13/20 (2)   U.S. Mobility and Engagement Index (3)   U.S. Credit and Debit Card Spend vs. Jan. 2020 (1)   Positioned to benefit as trends improve   Year-over-year % Change in U.S. Seated Diners (4)   -35%   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   10%   13-Jan 13-Feb 13-Mar 13-Apr 13-May 13-Jun 13-Jul 13-Aug 13-Sep 13-Oct 13-Nov   U.S. overall U.S. low-income   0%   20%   40%   60%   80%   100%   120%   140%   160%   180%   13-Jan 13-Feb 13-Mar 13-Apr 13-May 13-Jun 13-Jul 13-Aug 13-Sep 13-Oct 13-Nov   Driving Transit   -100%   -80%   -60%   -40%   -20%   0%   20%   18-Feb 18-Mar 18-Apr 18-May 18-Jun 18-Jul 18-Aug 18-Sep 18-Oct 18-Nov   -100%   -80%   -60%   -40%   -20%   0%   20%   4-Jan 4-Feb 4-Mar 4-Apr 4-May 4-Jun 4-Jul 4-Aug 4-Sep 4-Oct 4-Nov

25   Company Performance During COVID-19

Operating Highlights   26   (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs.   (2) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slides 34 – 35.   Customer Trends   2020 Weekly Application Volume Loan Balances (1)   Balance Sheet And Credit Financial Performance   ($ in millions)   2020 Transaction Mix (week ended)   Payment Assistance Provided   (loan count)   Cash Balances   Early-stage Delinquencies   Revenue   Adjusted EBITDA (2)   Adjusted EPS (2)   $615   $677   $731   $743   $620   $491 $537   $576   $0   $150   $300   $450   $600   $750   $900   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Nov-20   $83 $92   $62 $75   $139   $269   $205 $217   $0   $50   $100   $150   $200   $250   $300   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Nov-20   ($ in millions)   $0   $100   $200   $300   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20   Revenue Net revenue   ($ in millions)   $0.80   $0.52   $0.71   $0.80 $0.77   $0.53   $0.27   $0.00   $0.20   $0.40   $0.60   $0.80   $1.00   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20   ($ in millions)   $73   $54   $67 $68 $66   $51   $36   10%   15%   20%   25%   30%   $0   $20   $40   $60   $80   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20   Adjusted EBITDA Adjusted EBITDA (%)   YoY Change   -40%   -30%   -20%   -10%   0%   10%   20%   0%   2%   4%   6%   8%   10%   Dec-18 Mar-19 Jun-19 Sep-19 Nov-19 Dec-19 Mar-20 Jun-20 Sep-20 Nov-20   Early Stage Delinquencies YoY Change in Early Stage Delinquencies   -   2,000   4,000   6,000   8,000   10,000   U.S. Canada   30%   40%   50%   60%   70% Internet Store   20%   40%   60%   80%   100%   120%   140%

Customers are Managing their Finances Prudently   27   Pre-COVID financial health, lockdowns, pandemic-induced uncertainty and stimulus = low demand   2020 Weekly Loan Application Volumes (indexed to week of 3/7)   2020 Weekly Loan Approval Rates (indexed to week of 3/7)   2020 Loan Originations (indexed to week of 3/7)   0%   50   100%   150   200%   2019 2020   0%   50%   100%   150%   200%   2019 2020   20   40%   60   8   10   2019 2020

Customers are Managing their Finances Prudently (cont’d)   YoY Change in   Past Due AR   Past Due   AR %   28   2020 Weekly Delinquent Loans as Percentage of Total (excluding Single Pay loans)   -35%   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   10%   0%   5%   10%   15%   20%   1-30 DPD 31-60 DPD 61+ DPD YOY Change in Past Due

$0   $25   $50   $75   $100   $125   $150   $175   $200   $225   $250   $275   $300   $325   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 YTD 2019YTD 2020   Advertising Adjusted NACOPS Adjusted Corporate, district and other Total Core Costs   Continuing to Manage Expenses Carefully    Lowered operating expenses across several major   categories starting mid-March   – Reduced advertising and variable compensation costs,   froze hiring, suspended merit increases and drove savings   from work-from-home initiatives    Realized greater than targeted $11 million to $13   million in cost savings in Q2 and Q3 2020    Expense control measures to remain in place until   business volume normalizes   – Third quarter advertising increase in response to   reopening efforts   29   Core Operating Expense Trends (1)   ($ in millions)   (1) Adjusted Non-Advertising Costs and Adjusted Corporate, district and other excludes Depreciation and Amortization and other expenses excluded in reconciliation Net Income to Adjusted   Net Income. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 38.

($ in millions) 2016 2017 2018 2019   Unrestricted cash 182.9$ 153.5$ 61.2$ 75.2$ 138.7$ 269.3 207.1$ 216.8$   Total Liquidity 205.6$ 94.1$ 303.1$ 313.5$   Debt / LTM adjusted   EBITDA   (1) 3.2x 3.0x 3.7x 3.0x 3.1x 3.2x 3.6x   Net Debt / LTM   adjusted EBITDA   (2) 2.7x 2.5x 3.2x 2.6x 2.8x 2.7x 3.1x   December 31, March, 31   2020   11.6% 11.1% 9.1%   Nov 30,   2020   LTM adjusted ROAA   (1) 11.3% 11.3% 10.9% 13.2%   June 30,   2020   Sep 30,   2020   '20   Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4   Senior Notes 8.25%   U.S. SPV (3) 1-Mo LIBOR + 6.25% (3)   Canada SPV 3-Mo CDOR + 6.75%   U.S. Revolver 1-Mo LIBOR + 5.00%   Canada Revolver   Canada Prime   Rate +1.95%   Interest Rate Counterparties   2021 2022 2023 2024 2025   Strong Debt Capitalization and Liquidity   30   Note: Debt balances are reflected net of deferred interest costs. Subtotals may not sum due to rounding.   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 34 – 38.   (2) Net Debt excludes U.S. and Canada SPV debt.   (3) The Non-Recourse U.S. SPV Facility (“U.S. SPV”) was entered into on April 8, 2020. Concurrent with the closing, we drew $35.2 mi llion on the   facility. The Non-Recourse U.S. SPV Facility initially provided for $100.0 million of borrowing capacity and, on July 31, 2020, additional   commitments were obtained increasing capacity to $200.0 million. As a result of the increase in commitments, interest now accrues at an annual   rate of one-month LIBOR (with a floor of 1.65%) plus 6.25% on balances up to $145.5 million. Balances over that amount accrue interest at an   annual rate of one-month LIBOR (with a floor of 1.65%) plus 9.75%.   ($ in millions)   Well-positioned Funding for Growth Supported by High-Quality Partners   Strong Liquidity with Stable LeverageProven Access to Diverse Funding Sources   $695   $765   $877 $877   $977   $1,077    $-   $200   $400   $600   $800   $1,000   $1,200   12/31/2016 12/31/2017 12/31/2018 12/31/2019 6/30/2020 9/30/2020   Seni r Notes U.S. SPV Commitment (3) Canada SPV Commitment   U.S. Rev lver Capacity Canada Revolver Capacity

COVID-19 Customer Care Plan Reinforces our Commitment to Service   and Responsible Lending   31   Through October 11, 2020, we have provided substantial financial support to our customers in the form of Payment   Waivers, Due Date Changes and Payment Plans on over 77,000 loans or 15% of our active loans   Over $5.1 million of Payments Waived   on 23k accounts   26k Due Date Changes, and over 10k   Payment Plans   Cashed stimulus checks worth   $67 million free of charge saving customers   over $1.1 million   Committed $500,000 to Frontline Foods   to help feed healthcare workers   Waived 240k Returned Item fees saving   customers over $5.9 million

Trends to Watch for Remainder of 2020   32   Customer Demand in Canada and U.S.    Seasonal demand lift from holiday shopping activity    Demand potentially limited by increased COVID shutdowns   Competitive Landscape Changes Creating Growth Opportunities    Smaller, branch-only competitors are under considerable stress    Prime and near-prime lenders have tightened their credit boxes   Canadian Open-end Loan Product Continues Growth Trajectory   Customer Assistance Requests Remaining Low and Stable with Recent Levels   Continued Transaction Mix Shift Toward Online in U.S. and Canada   Fourth Quarter Outlook    Sequential AR growth >15% (excluding California; >10% total) suggests revenue of $200 million - $205 million    NCO rates remain well below normal seasonal levels    Investments in strategy and talent result in expected AEBITDA of $29 million - $33 million and AEPS of $0.13 to $0.19 (1)    CURO’s share of Katapult’s $8.7 million quarterly net income not included in above metrics (2)   (1) Excludes share-based compensation costs, intangible asset amortization and legal and related costs consistent with definitions for comparable items in prior quarters as presented on slides 34-35;   assumes approximately 42.4 million fully diluted weighted average shares outstanding for the three months ended December 31, 2020.   (2) Katapult’s preliminary income for the three months ended October 2020 is $8.7 million. As of December 9, 2020, CURO owns 47.7% of the total shares of Katapult. However, for the fourth quarter of 2020,   CURO expects to record approximately 21% of Katapult’s income as “Income from Equity Method Investment” due to accounting rules regarding treatment of investments in different classes of securities.

33   Appendix

Historical Consolidated Adjusted EBITDA Reconciliation   34   ($Millions)   (1) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the   8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs.   (2) The gain from equity method investment for the nine months ended September 30, 2020 of $2.7 million includes our share of the estimated GAAP net loss of Katapult Holdings, Inc. ("Katapul"). We recognize our share of   Katapult’s income or loss on a two-month lag using the equity method of accounting with a corresponding adjustment to the carrying value of the investment. For the third quarter of 2020, we recognized 42.5% of Katapult’s   income or loss through July 31, 2020. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value adjustment recognized during   the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises.   (3) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.   (4) Legal and other costs for the nine months ended September 30, 2020 included (i) settlement costs related to certain legal matters, (ii) estimated costs for certain ongoing legal matters, (iii) costs related to certain securities   litigation and related matter, (iv) advisory costs, (v) severance costs for certain corporate employees and (vi) legal and advisory costs related to the purchase of Ad Astra. Legal and other costs for the year ended December   31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3   million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory costs related to the purchase of Ad Astra.   (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due.   (6) Other adjustments include the intercompany foreign exchange impact.   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020   Net Income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$ 12.9$   Provision for Income Taxes 10.0 7.5 11.2 9.8 1.9 1.1 (0.8)   Interest Expense 17.7 17.0 17.4 17.7 17.3 18.3 18.4   Depreciation and Amortization 4.9 4.7 4.6 4.5 4.6 4.4 4.4   EBITDA 61.3$ 46.8$ 61.2$ 61.5$ 59.8$ 44.9$ 34.8$   U.K. related costs (1) 7.8 0.7 0.3 - - - -   Loss (gain) from equity method investment (2) - 3.7 1.4 1.2 1.6 (0.7) (3.5)   Share-based compensation (3) 2.2 2.6 2.8 2.7 1.2 3.3 3.4   Legal and related costs (4) 1.8 - 0.9 2.2 3.2 0.9 1.4   Canada GST adjustment (5) - - - - - 2.2 -   Other Adjustments (6) (0.2) (0.2) 0.5 (0.1) - 0.6 0.0   Adjusted EBITDA 72.9$ 53.7$ 67.1$ 67.5$ 65.8$ 51.1$ 36.1$   Adjusted EBITDA Margin 26.2% 20.3% 22.6% 22.3% 23.4% 28.0% 19.8%

Historical Consolidated Adjusted Net Income Reconciliation   35   ($Millions)   (1) Legal and other costs for the nine months ended September 30, 2020 included (i) settlement costs related to certain legal matters, (ii) estimated costs for certain ongoing legal matters, (iii) costs related to certain securities litigation and related matter, (iv)   advisory costs, (v) severance costs for certain corporate employees and (vi) legal and advisory costs related to the purchase of Ad Astra. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in   North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory costs related   to the purchase of Ad Astra.   (2) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to   deconsolidate the U.K. Segment and $1.2 million for other costs.   (3) The gain from equity method investment for the nine months ended September 30, 2020 of $2.7 million includes our share of the estimated GAAP net loss of Katapult Holdings, Inc. ("Katapul"). We recognize our share of Katapult’s income or loss on a two-   month lag using the equity method of accounting with a corresponding adjustment to the carrying value of the investment. For the third quarter of 2020, we recognized 42.5% of Katapult’s income or loss through July 31, 2020. For the year ended December 31,   2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value adjustment recognized during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a   value per share less than the value per share raised in prior raises.   (4) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.   (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due.   (6) In the second quarter of 2020, a Texas court ruling related to the apportionment of income to the state for another company resulted in a change in estimate regarding the realization of a tax benefit previously taken. Accordingly, we recorded a $1.1 million   liability for our estimated exposure related to this position. Also in the second quarter of 2020, we released a $4.6 million valuation allowance related to NOLs for certain entities in Canada.   (7) On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") was enacted by the U.S. Federal government in response to the COVID-19 pandemic. The CARES Act, among other things, allows NOLs incurred in 2018, 2019 and   2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. For the nine months ended September 30, 2020, we recorded an income tax benefit of $11.3 million related to the carryback of NOL from   tax years 2018 and 2019.   (8) Cumulative tax effect of adjustments included in Reconciliation of Net income from continuing operations to EBITDA and Adjusted EBITDA table is calculated using the estimated incremental tax rate by country.   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2021   Net Income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$ 12.9$   Legal and related costs (1) 1.8 - 0.9 2.2 1.1 0.9 1.4   U.K. related costs (2) 7.8 0.7 0.3 - - - -   Loss (gain) from equity method investment (3) - 3.7 1.4 1.2 1.6 (0.7) (3.5)   Share-based compensation (4) 2.2 2.6 2.8 2.7 3.2 3.3 3.4   Intangible asset amortization 0.8 0.8 0.7 0.6 0.7 0.8 0.8   Canada GST adjustment (5) - - - - - 2.2 -   Income tax valuations (6) - - - - - (3.5) -   Impact of tax law changes (7) - - - - (9.1) - (2.1)   Cumulative tax effect of adjustments (8) (3.3) (1.1) (1.2) (1.4) (1.3) (1.9) (1.4)   Adjusted net income from continuing operations 38.0$ 24.4$ 32.9$ 34.8$ 32.2$ 22.2$ 11.3$   Net income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$ 12.9$   Diluted Weighted Average Shares Outstanding 47.3 47.1 46.0 43.2 41.9 41.5 41.8   Diluted Earnings per Share from Continuing Operations 0.61$ 0.38$ 0.61$ 0.68$ 0.86$ 0.51$ 0.31$   Per share impact of adjustments to net income 0.19$ 0.14$ 0.10$ 0.12$ (0.09)$ 0.02$ (0.04)$   Adjusted Diluted Earnings per Share from Continuing Operations 0.80$ 0.52$ 0.71$ 0.80$ 0.77$ 0.53$ 0.27$

Canada Income Statement   Revenue 228.3$ 191.9$   Provision for losses 76.4 73.0   Net revenue 151.8 118.9   Advertising costs 6.7 10.5   Non-advertising costs of providing services 69.5 67.8    Total cost of providing services 76.2 78.3   Gross margin 75.7 40.6   Corporate, district and other 21.9 19.6   Interest expense 10.4 4.0   Total operating expense 32.4 23.6   Segment operating income 43.3 17.0   Interest expense 10.4 4.0   Depreciation and amortization 4.8 4.5   EBITDA 58.6 25.5   Legal and related costs (1) - 0.1   Other adjustments (1) 0.3 0.3   Adjusted EBITDA 58.9 25.9$   Adjusted EBITDA Margin 25.8% 13.5%   For the year ended December 31,   2019 2018   Canada Adjusted EBITDA Reconciliation   36   ($Millions)   (1) For a description of legal and related costs and other adjustments used in the reconciliation to Adjusted EBITDA, refer to sl ide 34.

Historical Gross Combined Loan Receivables   and Adjusted ROAA Reconciliations   37   Note:Subtotals may not sum due to rounding.   The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including   loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we   provide a guarantee to the lender.   (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Sep. 30, 2020   Company-owned gross loans receivable $273.2 $413.2 $571.6 $665.8 $497.4   Gross loans receivable guaranteed by the Company 68.0 78.8 80.4 76.7 39.8   Gross combined loans receivable $341.2 $492.0 $652.0 $742.5 $537.2   (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Sep. 30, 2020   Total assets $727.4 $802.1 $884.8 $1,081.9 $1,126.5   Average assets 661.7 764.8 843.4 983.3 1,104.2   LTM Adjusted Net Income from Continuing Operations 74.5 86.8 92.3 130.1 100.5   LTM Adjusted ROAA 11.3% 11.3% 10.9% 13.2% 9.1%   Period ending

Core Operating Expense Reconciliation   38   (1) Refer to footnotes for similar captions on slides 34 – 35.   (2) Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to   acquisition, direct costs related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs.   ($Millions)   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 YTD 2019 YTD 2020   Corporate, district and other 49.1$ 35.3$ 38.7$ 37.1$ 42.8$ 36.8$ 36.7$ 123.0$ 116.2$   Less:   Depreciation and Amortization 2.1 1.8 1.8 1.8 1.9 1.9 1.8 5.8 5.6   Share-based compensation   (1)   2.2 2.6 2.8 2.7 3.2 3.3 3.4 7.6 9.9   Legal and other   (1)   1.8 - 0.9 2.2 1.1 0.9 1.4 2.6 3.5   U.K. related costs   (1)   7.8 0.7 0.3 - - - - 8.8 -   Canada GST Adjustment   (1)   - - - - - 2.2 - - 2.2   Add:   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - - 11.9 -   Adjusted Corporate, district and other 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 49.3$ 180.9$ 154.2$   Non-advertising costs of providing services 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 49.3$ 180.9$ 154.2$   Less:   Depreciation 2.8 2.8 2.8 2.7 2.6 2.6 2.5 8.4 7.7   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - - 11.9 -   Adjusted Non-advertising costs of providing services 54.8$ 51.8$ 54.0$ 54.0$ 52.7$ 47.0$ 46.7$ 160.6$ 146.5$   Advertising 7.8$ 12.8$ 16.4$ 16.4$ 12.2$ 5.8$ 14.4$ 37.0$ 32.4$   Adjusted Non-advertising costs of providing services 54.8 51.8 54.0 54.0 52.7 47.0 46.7 160.6 146.5   Adjusted Corporate, district and other 62.3 58.3 60.3 60.3 55.4 49.6 49.3 180.9 154.2   Total Core Costs 124.9$ 122.9$ 130.8$ 130.7$ 120.3$ 102.3$ 110.4$ 378.5$ 333.0$